UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22958

Duff & Phelps Select MLP and Midstream Energy Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

Virtus Investment Partners, Inc.

One Financial Plaza

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:   866-270-7788

Date of fiscal year end:   November 30

Date of reporting period:   May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

May 31, 2021
SEMIANNUAL REPORT

Not FDIC Insured • No Bank Guarantee • May Lose Value

Duff & Phelps Select MLP and Midstream Energy Fund Inc.

MESSAGE TO SHAREHOLDERS
Dear Duff & Phelps Select MLP and Midstream Energy Fund Inc. Shareholder:
This semiannual report reviews the performance of the Duff & Phelps Select MLP and Midstream Energy Fund Inc. (DSE) for the six months ended May 31, 2021. It contains commentary from the portfolio management team at Duff & Phelps Investment Management concerning the U.S. energy market and the Fund’s performance.
For the six-month period, the Fund’s net asset value (NAV) returned 48.26%, and its market price returned 81.35%. For the same period, the Alerian MLP Index returned 44.09% and the average NAV of the Fund’s peer group, as represented by the Lipper Energy MLP Closed-End Fund Average, was 43.871, including reinvested dividends.
At the Fund’s annual meeting in May, shareholders approved the merger of the Fund into the Virtus Duff & Phelps Select MLP and Energy Fund
(I Shares: VLPIX), an open-end mutual fund also subadvised by Duff & Phelps with a similar investment objective and strategy. The merger took place on June 25, 2021, which means that if you continued to hold your shares of the Fund on that date you became a shareholder of VLPIX. Thus this is the last report you will receive about DSE.
If you have any questions about the merger or your account, our customer service team is ready to assist you at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Chief Executive Officer, and Director
Duff & Phelps Select MLP and Midstream Energy Fund Inc.
July 2021

1Average NAV performance as calculated for the Lipper Energy MLP Closed-End Fund Average may differ from any constituent fund’s stated performance.
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC. MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
May 31, 2021
About the Fund:
The Duff & Phelps Select MLP and Midstream Energy Fund Inc. (NYSE: DSE) (the “Fund”) invests at least 80% of its Managed Assets in energy master limited partnerships (“MLPs”) and midstream energy companies that are not organized as MLPs. The Fund’s “Managed Assets” are equal to its net assets plus any outstanding preferred stock and/or borrowings made for the purpose of leverage. The Fund may invest up to 20% of its Managed Assets in securities of issuers either: (i) in the energy sector and that are not midstream energy companies or (ii) that produce products that are primarily for the use of companies in the energy sector (such as sand miners, certain chemical companies, and coking coal processors). The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
As of May 31, 2021, the Fund’s leverage consisted of $4 million of borrowings made pursuant to a line of credit which represented approximately 15% of the Fund’s total assets.
Manager Comments – Duff & Phelps Investment Management Co. (“DPIM”)
The Duff & Phelps Select MLP and Midstream Energy Fund Inc. is subadvised by Duff & Phelps Investment Management Co., and managed by a team of two dedicated MLP investment professionals with average industry experience of more than 23 years: David D. Grumhaus, Jr., Senior Portfolio Manager, and Rodney C. Clayton, CFA, Portfolio Manager. The following commentary is provided by the portfolio management team at DPIM, and covers the period from December 1, 2020 through May 31, 2021.
How did the markets perform during the six months ended May 31, 2021?
After heating up considerably in November of 2020, the midstream sector kept its foot on the gas through the six-month period ended May 31, 2021, with the Alerian MLP Index up 44.1%. The sector recovered to levels last seen before the worst effects of the pandemic began to ravage the equity markets in March of 2020. The sector benefited from stronger commodity prices, a vaccine-fueled recovery, and strong performance from previously out-of-favor value stocks. These tailwinds outweighed the results of the Georgia Senate run-off election, as well as President Biden’s cancellation of Keystone XL’s pipeline permit.
What a difference a year makes. Last spring, the oil market was turned upside down as global lockdowns were put in place, limiting consumer mobility and impeding the use of key oil products. Russia and Saudi Arabia added fuel to the fire when they entered into a price war that ultimately drove crude oil prices below zero in April of 2020. Fortunately, the two sides reconciled and they, along with other OPEC members, did an admirable job of managing global output during the pandemic. Demand continued to recover through the first few months of 2021 as vaccine distribution increased and lockdown orders eased. Tightening supply and demand fundamentals drove a 46% rally in crude oil prices during the six months, with West Texas Intermediate (WTI) oil prices eventually closing the period above $66 per barrel.
Natural gas and natural gas liquids (NGLs) fundamentals also supported renewed investor interest in the energy sector. Record low temperatures across many parts of Asia resulted in robust demand for liquefied natural gas (LNG), while at the same time key Australian suppliers were experiencing supply disruptions. This pushed global gas prices to the highest levels seen in
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 6.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC. MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2021
years and encouraged robust U.S. LNG exports. On the NGL front, lower associated gas production in the U.S. combined with increasing petrochemical demand in the Gulf Coast and Asia, drove ethane prices nearly 30% higher from the start of the year. Cold weather in Asia and an extended freeze throughout large parts of the U.S. supported strong propane demand throughout the first quarter of 2021 as well. U.S. propane exports were notably high in January and February, while at the same time supply was at a multi-year low. This sent propane prices up 40% over the two-month period, driving support for NGL-exposed midstream names.
Winter Storm Uri hit the U.S. in the middle of February and brought freezing temperatures and heavy snowfall to southern states that were not equipped to handle the depth and duration of such an event. Oil and gas production in Texas and Oklahoma temporarily came offline as wells froze up, resulting in gas shortages throughout the region. At the same time, gas demand for heating and power generation skyrocketed, resulting in a dramatic spike in spot natural gas pricing throughout the affected areas. Although midstream infrastructure was impacted by the drop in volumes, the storm was a clear net positive for the sector, with midstream companies providing reliability of supply when it was most needed and recording billions of dollars in windfall profits in the process.
There were a few notable performance themes to touch on during the six-month period. Unsurprisingly, within the midstream sector, higher-volatility names tended to outperform. This was led by gathering and processing companies, which generally have a higher degree of direct commodity exposure in their contracts. Refiners and refining logistic master limited partnerships (MLPs) also posted strong returns, driven by optimism that consumers will be increasingly more mobile as vaccines are distributed. We also saw strong performance from the three large-cap midstream C corporations that are held in the S&P 500® Index, Kinder Morgan, ONEOK, and Williams.
The energy sector, which was hit the hardest by the pandemic, climbed 45% for the six-month period, as measured by the S&P 500® Energy (Sector) Index. This handily beat the broader market, which was up just 16.95%, as measured by the S&P 500® Index. Midstream (up 44.1% as measured by the Alerian MLP Index), although up meaningfully, lagged the more commodity-sensitive exploration & production (E&P) sector, (up 67% as measured by the S&P Oil & Gas Exploration & Production Select Industry Index) and oilfield service (up 51% as measured by the Dow Jones U.S. Select Oil Equipment & Services Index) stocks. But, as oil pulled back over the final three weeks of March, which drove E&P and service stocks down 11% and 14%, respectively, MLPs held their ground, only down 5% as measured by the Alerian MLP Index.
What factors affected the performance of the Fund during the fiscal six-month period?
The Fund outperformed the Alerian MLP Index on both a net asset value (NAV) and market basis, rising 48.3% and 81.4%, respectively, for the six-month period ended May 31, 2021, versus an increase of 44.1% for the Alerian MLP Index.
In February 2021, the Board announced a proposal to shareholders to merge the Fund into the Virtus Duff & Phelps Select MLP and Energy Fund (I Shares: VLPIX), an open-end mutual fund also subadvised by Duff & Phelps with a similar investment objective and strategy. This resulted in a strong rally in the Fund’s market price, largely closing its significant discount to NAV. Shareholders approved the merger at the Fund’s annual meeting in May.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 6.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC. MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2021
The five largest individual contributors to Fund performance on an absolute basis were Targa Resources, Energy Transfer, MPLX, Cheniere Energy, and ONEOK. These companies benefitted from the strong rally in the sector and in energy commodity prices, which resulted from increased demand as vaccines were deployed and economic activity began to normalize.
The five smallest individual contributors to Fund performance on an absolute basis were TC Pipelines, Cheniere Energy Partners, Golar LNG, Phillips 66 Partners, and Enable Midstream. These were fairly small positions on balance, with the Fund exiting four of the five holdings during the fiscal period. Performance for the five stocks was slightly positive, with the exception of TC Pipelines, which generated a small negative return over the holding period.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.
Energy Sector Concentration: The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 6.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
May 31, 2021
The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments as of May 31, 2021.
Country Weightings
United States	88%
Canada	11
Bermuda	1
Total	100%
Sector Weightings
Traditional Midstream	84%
Downstream/Other	15%
Other (includes short-term investment)	1%
Total	100%

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
KEY INVESTMENT TERMS (Unaudited)
May 31, 2021
Alerian MLP Index
The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis and on a total-return basis. The index is unmanaged, its returns do not reflect any fees, tax assets or liabilities, expenses, or sales charges, and it is not available for direct investment.
Dow Jones U.S. Select Oil Equipment & Services Index
The Dow Jones U.S. Select Oil Equipment & Services Index is designed to measure the performance of U.S. companies in the oil equipment & services sector. The index is unmanaged, its returns do not reflect any fees, tax assets or liabilities, expenses, or sales charges, and it is not available for direct investment.
Lipper Energy MLP Closed-End Fund Average
The Lipper Energy MLP Closed-End Fund Average is the average net asset value (NAV) performance of all funds within the Lipper fund classification of Energy MLP closed-end funds, which invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage, and processing of minerals and natural resources. Returns include the reinvestment of all distributions, including returns of capital, if any, calculated among the funds.
C corporation
A C corporation (or C-corp) is a status under U.S. federal income tax laws and regulations in which the owners of a corporation, or shareholders, are taxed separately from the entity. C corporations, the most prevalent of corporations, are also subject to corporate income taxation.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Master Limited Partnerships (MLPs)
Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in the Internal Revenue Code in order to be treated as partnerships for United States federal income tax purposes.
Organization of the Petroleum Exporting Countries (OPEC)
The Organization of the Petroleum Exporting Countries is an intergovernmental organization that was originally organized in September 1960 with 5 member countries and currently has 13 member countries. The organization’s objective is to coordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.
S&P Oil & Gas Exploration & Production Select Industry Index
The S&P Oil & Gas Exploration & Production Select Industry Index comprises stocks in the S&P Total Market Index (a composite index that includes large, mid, small, and micro-cap stocks) that are classified in the GICS oil & gas exploration & production subindustry. (GICS is the Global

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
KEY INVESTMENT TERMS (Unaudited) (Continued) May 31, 2021
Industry Classification Standard, a standardized classification system for equities developed jointly by Morgan Stanley Capital International (MSCI) and Standard & Poor’s.) The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Energy (Sector) Index
The S&P 500® Energy (Sector) Index comprises those companies included in the S&P 500® that are classified as members of the GICS® energy sector. The index is unmanaged, its returns do not reflect any fees, tax assets or liabilities, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
West Texas Intermediate (WTI)
West Texas Intermediate (WTI) crude oil is a specific grade of crude oil and one of the main three benchmarks in oil pricing, along with Brent and Dubai Crude. WTI is sourced primarily from Texas and is one of the highest quality oils in the world, which is easy to refine. It is the underlying commodity of the New York Mercantile Exchange’s oil futures contract.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—67.6%
Diversified—15.1%
Keyera Corp.	16,000	$ 397
Kinder Morgan, Inc.(1)	46,500	853
ONEOK, Inc.(1)	24,500	1,292
Pembina Pipeline Corp.	31,000	1,002
		3,544

Downstream/Other—14.8%
Cheniere Energy, Inc.(1)(2)	20,600	1,749
Golar LNG Ltd.(1)(2)	25,500	324
Marathon Petroleum Corp.	10,700	661
Phillips 66	4,000	337
Valero Energy Corp.	5,000	402
		3,473

Gathering/Processing—22.1%
Equitrans Midstream Corp.(1)	73,000	602
Hess Midstream LP Class A(1)	53,861	1,372
Rattler Midstream LP(1)	50,000	527
Targa Resources Corp.(1)	68,875	2,676
		5,177

Natural Gas Pipelines—11.1%
TC Energy Corp.(1)	14,400	735
Williams Cos., Inc. (The)(1)	70,617	1,860
		2,595

Petroleum Transportation & Storage—2.9%
Enbridge, Inc.	18,000	693
Upstream—1.6%
EQT Corp.(1)(2)	17,500	365
Total Common Stocks (Identified Cost $12,869)		15,847
	Shares	Value

Master Limited Partnerships and Related Companies—49.2%
Diversified—23.4%
Energy Transfer LP(1)	209,092	$ 2,070
Enterprise Products Partners LP(1)	66,000	1,558
MPLX LP(1)	64,895	1,858
		5,486

Downstream/Other—3.2%
Enviva Partners LP	6,200	303
Sunoco LP	12,500	438
		741

Gathering/Processing—5.7%
DCP Midstream LP	21,500	541
Western Midstream Partners LP(1)	39,500	789
		1,330

Petroleum Transportation & Storage—16.9%
Genesis Energy LP(1)	105,000	981
Magellan Midstream Partners LP	17,000	838
NuStar Energy LP	42,200	774
Plains All American Pipeline LP(1)	130,000	1,369
		3,962

Total Master Limited Partnerships and Related Companies (Identified Cost $12,332)		11,519

Total Long-Term Investments—116.8% (Identified Cost $25,201)		27,366

See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2021
($ reported in thousands)
	Shares	Value

Short-Term Investment—0.5%
Money Market Mutual Fund—0.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	121,885	$ 122
Total Short-Term Investment (Identified Cost $122)		122

TOTAL INVESTMENTS—117.3% (Identified Cost $25,323)		$27,488
Other assets and liabilities, net—(17.3)%		(4,047)
NET ASSETS—100.0%		$23,441

Footnote Legend:
(1)	All or a portion of security is segregated as collateral for borrowings.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

The following table summarizes the market value of the Fund’s investments as of May 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$15,847	$15,847
Master Limited Partnerships and Related Companies	11,519	11,519
Money Market Mutual Fund	122	122
Total Investments	$27,488	$27,488
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at May 31, 2021.
There were no transfers into or out of Level 3 related to securities held at May 31, 2021.
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2021
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value (Identified cost $25,323)	$ 27,488
Cash	156
Receivables
Dividends	31
Refundable alternative minimum tax credit	25
Prepaid Directors’ retainer	1
Prepaid expenses	3
Other assets (Note 3)	1
Total assets	27,705
Liabilities
Borrowings (Note 7)	4,000
Payables
Professional fees	104
State income tax payable	94
Investment advisory fees	12
Administration and accounting fees	1
Director deferred compensation plan (Note 3)	1
Other accrued expenses	52
Total liabilities	4,264
Net Assets	$ 23,441
Net Assets Consist of:
Common stock ($0.01 par value 100,000,000 shares authorized)	$ 26
Capital paid in on shares of beneficial interest, net of taxes	364,032
Total distributable earnings (accumulated losses)	(340,617)
Net Assets	$ 23,441
Net Asset Value Per Share(a)
(Net assets/shares outstanding) Shares outstanding 2,623,355	$ 8.94

(a)	Net Asset Value Per Share is calculated using unrounded net assets.
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENT OF OPERATIONS (Unaudited)
SIX MONTHS ENDED May 31, 2021
($ reported in thousands)
Investment Income
Dividends and distributions (net of foreign withholding tax)	$ 764
Less return of capital distributions (Note 2C)	(1,080)
Total investment income	(316)
Expenses
Investment advisory fees	117
Administration and accounting fees	49
Professional fees	127
Printing fees and expenses	70
Transfer agent fees and expenses	22
Directors’ fees and expenses	7
Miscellaneous expenses	53
Total expenses before interest expense	445
Interest expense on borrowings (Note 7)	21
Total expenses after interest expense	466
Less expenses reimbursed and/or waived by investment adviser and administrator	(64)
Net expenses	402
Net investment income (loss) before income taxes	(718)
Net tax (benefit) expense	—
Net investment income (loss)	(718)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments before income taxes	(149)
Foreign currency transactions	1
Net tax benefit (expense)	—
Net realized gain (loss) on investments	(148)
Net change in unrealized appreciation (depreciation) on:
Investments before income taxes	8,477
Foreign currency transactions	— (1)
Net tax benefit (expense)	—
Net change in unrealized appreciation (depreciation) on investments	8,477
Net realized and unrealized gain (loss) on investments after income taxes	8,329
Net increase (decrease) in net assets resulting from operations	$ 7,611

(1)	Amount is less than $500.
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Six Months Ended May 31, 2021 (Unaudited)	Year Ended November 30, 2020
INCREASE (DECREASE) IN NET ASSETS From Operations
Net investment income (loss), net of taxes	$ (718)	$ (1,189)
Net realized gain (loss), net of taxes	(148)	(102,846)
Net change in unrealized appreciation (depreciation), net of taxes	8,477	28,118
Increase (decrease) in net assets resulting from operations	7,611	(75,917)
From Distributions to Shareholders
Return of capital (see Note 2F)	—	(3,935)
Decrease in net assets from distributions to shareholders	—	(3,935)
Net increase (decrease) in net assets	7,611	(79,852)
Net Assets
Beginning of period	15,830	95,682
End of period	$23,441	$ 15,830
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENT OF CASH FLOWS (Unaudited)
FOR THE SIX MONTHS ENDED May 31, 2021
($ reported in thousands)
INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Net increase (decrease) in net assets resulting from operations	$ 7,611
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales of long-term investments	3,180
Purchases of long-term investments	(4,330)
Net (purchases) or sales of money market mutual funds	(122)
Net change in unrealized (appreciation)/depreciation on investments	(8,477)
Net realized (gain)/loss on investments	149
Return of capital distributions on investments	1,080
(Increase) Decrease in dividends receivable	(13)
(Increase) Decrease in prepaid expenses	(3)
(Increase) Decrease in prepaid Directors’ retainer	(1)
Increase (Decrease) in affiliated expenses payable	5
Increase (Decrease) in non-affiliated expenses payable	(132)
Cash provided by (used in) operating activities	(1,053)
Cash provided by (used in) financing activities:
Cash proceeds from borrowings	1,000
Cash provided by (used in) financing activites:	1,000
Net increase (decrease) in cash	(53)
Cash at beginning of period	209
Cash at end of period	$ 156

Supplemental cash flow information:
Cash paid during the period for interest expense on borrowings	$ 21
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended May 31, 2021 (Unaudited)	Year Ended November 30,
		2020 (1)	2019 (1)	2018 (1)	2017 (1)
PER SHARE DATA:
Net asset value, beginning of period	$ 6.03	$ 36.50	$ 52.00	$ 55.40	$ 74.00
Income (loss) from investment operations:
Net investment income (loss)(2)	(0.27)	(0.45)	(1.50)	(2.20)	(2.00)
Net realized and unrealized gain (loss)	3.18	(28.52)	(8.00)	5.50	(7.80)
Total from investment operations	2.91	(28.97)	(9.50)	3.30	(9.80)
Dividends and Distributions to Shareholders:
Return of capital	—	(1.50)	(6.00)	(6.70)	(8.80)
Total dividends and distributions to shareholders	—	(1.50)	(6.00)	(6.70)	(8.80)
Net asset value, end of period	$ 8.94	$ 6.03	$ 36.50	$ 52.00	$ 55.40
Market value, end of period(3)	$ 8.85	$ 4.88	$ 34.30	$ 48.90	$ 53.70
Total return, net asset value(4), (5)	48.26%	(82.69)%	(19.75)%	5.51%	(14.36)%
Total return, market value(4), (5)	81.35%	(85.09)%	(19.81)%	2.36%	(17.77)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense and tax (benefit) expense to average net assets(6), (7)	3.66% (8), (9)	6.37%	4.52%	4.07%	3.40%
Ratio of total expenses after interest expense and tax (benefit) expense to average net assets(6)	4.34% (8)	6.81% (6)	4.52%	4.07%	3.40%
Ratio of net investment income (loss) to average net assets(6)	(7.60)%	(3.19)% (6)	(3.05)%	(3.69)%	(2.86)%
Portfolio turnover rate(4)	14%	34%	23%	33%	20%
Net assets, end of period (000’s)	$ 23,441	$15,830	$95,682	$136,326	$144,955
Borrowings, end of period (000’s)	$ 4,000	$ 3,000	$30,000	$ 50,000	$ 50,000
Mandatory redeemable preferred shares, end of period (000’s)	$ —	$ —	$35,000	$ 35,000	$ 35,000
Asset coverage, per $1,000 principal amount of borrowings(10)	$ 6,860	$ 6,277	$ 5,356	$ 4,427	$ 4,599
Asset coverage ratio on total leverage (borrowings and mandatory redeemable preferred shares)(11)	686%	628%	247%	260%	271%
Asset coverage, per $25 liquidation preference per share of mandatory redeemable preferred shares(12)	N/A	N/A	$ 62	$ 65	$ 68

See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Year Ended November 30, 2016(1)

PER SHARE DATA:
Net asset value, beginning of period	$ 74.70
Income (loss) from investment operations:
Net investment income (loss)(2)	(1.00)
Net realized and unrealized gain (loss)	9.10
Total from investment operations	8.10
Dividends and Distributions to Shareholders:
Return of capital	(8.80)
Total dividends and distributions to shareholders	(8.80)
Net asset value, end of period	$ 74.00
Market value, end of period(3)	$ 74.70
Total return, net asset value(4), (5)	13.58%
Total return, market value(4), (5)	17.48%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense and tax (benefit) expense to average net assets(6), (7)	2.52%
Ratio of total expenses after interest expense and tax (benefit) expense to average net assets(6)	2.52%
Ratio of net investment income (loss) to average net assets(6)	(1.59)%
Portfolio turnover rate(4)	28%
Net assets, end of period (000’s)	$192,860
Borrowings, end of period (000’s)	$ 78,000
Asset coverage, per $1,000 principal amount of borrowings(10)	$ 3,473

(1)	The Fund had a 1-for-10 reverse stock split effective after the market close on November 6, 2020. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (see Note 10 in Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the years ended November 30,	2019	2018	2017	2016
Net Asset Value (prior to reverse stock split)	$3.65	$5.20	$5.54	$7.40
Market Price (prior to reverse stock split)	3.43	4.89	5.37	7.47

The above values represent end of period values for the years reported and for net asset value, the beginning of period values for the next fiscal year.

(2)	Calculated using average shares outstanding.
(3)	Closing Price – New York Stock Exchange.
(4)	Not annualized for periods less than one year.
(5)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(6)	Annualized for periods less than one year.
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(7)	Ratio of net expenses to average net assets, before interest expense and before tax (benefit) expense was 3.71%, 3.91%, 2.33%, 2.17%, 2.09%, and 1.97% for the periods ended May 31, 2021, November 30, 2020, November 30, 2019, November 30, 2018, November 30, 2017, and November 30, 2016, respectively.
(8)	Annualized except for non-recurring expenses.
(9)	Net expense ratio includes extraordinary proxy expenses.
(10)	Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
(11)	Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings and mandatory redeemable preferred shares at the end of the period.
(12)	Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings and mandatory redeemable preferred shares at the end of the period multiplied by $25.
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2021
Note 1. Organization
Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) is organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated as a Maryland corporation on March 28, 2014. The Fund’s initial public offering was on June 25, 2014, and the Fund commenced investment operations on June 30, 2014. The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2021
example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities, and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2021
date using the effective interest method.
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
C.	Investment Income and Return of Capital Estimates
The Fund invests a portion of its assets in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.
The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the period ended May 31, 2021, the Fund estimates that 100% of the MLP distributions received will be treated as a return of capital.
D.	Federal and State Income Taxes
Due to the fact that the Fund invests primarily in MLPs, it cannot qualify as a Regulated Investment Company under current tax laws. Thus, the Fund is treated as a regular corporation, or “C” corporation, for U.S. income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at statutory rates applicable to “C” corporations at a flat rate of 21%. In addition, as a “C” corporation, the Fund is subject to various state income taxes due to its investments in MLPs (state effective rate currently estimated at 1.8686%, net of federal tax benefit). As a limited partner in the MLPs, the Fund includes its distributable share of the MLP’s taxable income in computing its own taxable income.
E.	Income Tax Accounting Policy
The Fund applies ASC 740 (Income Taxes) in computing the income tax provision. The Fund records deferred income taxes to reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, and (ii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based upon whether it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Fund considers all positive and negative evidence in assessing any valuation allowance including the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2021
carryforward periods and the associated risk that operating loss carryforwards may expire unused. The Fund also accrues additional tax expense relating to uncertain tax positions and includes interest and penalties on such positions as a component of tax expense.
F.	Distributions to Shareholders
Distributions to shareholders generally are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach in amounts based on the Fund’s net cash flow received from portfolio investments, i.e., cash distributions received from the Fund’s investments in MLPs less expenses.
Given the decline in the Fund’s assets, the Fund has not declared or paid a distribution to shareholders since the first quarter of 2020.
The estimated character of the distributions paid will either be dividends (ordinary income eligible to be treated as qualified dividend income) or returns of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in amounts greater than the Fund’s current and accumulated earnings and profits will represent returns of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares (or decrease the realized loss). Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period. The Fund is unable to make a final determination as to the tax character of distributions until after the end of the calendar year when the Fund can determine earnings and profits for federal income tax purposes.
G.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
H.	Expenses
Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2021
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Adviser
Virtus Alternative Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser supervises the Fund’s investment program and general operations of the Fund, including the Fund’s subadviser.
As compensation for its services to the Fund, the Adviser receives a monthly fee at an annual rate of 1.00% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness entered into for the purpose of leverage, which includes issuance of preferred stock). For the period ended, May 31, 2021, the Adviser has waived $58 (half of its advisory fees) on a voluntary basis.
B.	Subadviser
Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the Fund. The subadviser is responsible for the day-to-day portfolio management of the Fund for which it is paid a fee by the Adviser.
C.	Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as the administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee calculated on the Fund’s average daily managed assets. This fee is calculated daily and paid monthly.
For the period ended May 31, 2021, the Fund incurred administration fees totaling $12 which are included in the Statement of Operations within the line item “Administration and accounting fees.” The Administrator has waived $6 (half of its administration fees) on a voluntary basis.
D.	Directors’ Fees
For the period ended May 31, 2021, the Fund incurred Directors’ fees totaling $6 which are included in the Statement of Operations within the line item “Directors’ fees and expenses.”
E.	Director Deferred Compensation Plan
The Fund provides a deferred compensation plan for its Directors who receive compensation from the Fund. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2021
Directors. Investments in such instruments are included in “Other assets” in the Statement of Assets and Liabilities at May 31, 2021.
F.	Investments with Affiliates
The Fund is permitted to purchase assets from or sell assets to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the period ended May 31, 2021, the Fund did not engage in transactions pursuant to Rule 17a-7 under the 1940 Act.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term investments) during the period ended May 31, 2021, were as follows:
Purchases	Sales
$4,330	$3,180
There were no purchases or sales of long-term U.S. Government and agency securities during the period ended May 31, 2021.
Note 5. Income Tax Information
($ reported in thousands)
The Fund’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Fund as of the period ended May 31, 2021. Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes. The Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.
The Fund’s income tax provision consists of the following as of May 31, 2021:
	Current Tax Expense (Benefit)	Deferred Tax Expense (Benefit)	Valuation Allowance Expense (Benefit)	Total Tax Expense (Benefit)
Federal tax expense (benefit)	$—	$2,912	$(2,912)	$—
State tax expense (benefit)	—	335	(335)	—
Total tax expense (benefit)	$—	$3,247	$(3,247)	$—

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2021
The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) is as follows:
	Amount	Rate
Application of statutory income tax rate	$ 1,598	21.00%
State income taxes, net of federal benefit	142	1.87
Permanent differences, net	(11)	(0.15)
Other	38	0.50
Expiration of prior year capital losses	1,480	19.46
Effect of valuation allowance	(3,247)	(42.68)
Total income tax expense (benefit)	$ —	0.00%
Components of the Fund’s net deferred tax asset (liability) as of May 31, 2021, are as follows:

Deferred Tax Asset:
Capital loss carryforward (tax basis)	$ 55,102
Net operating loss carryforward (tax basis)	9,233
Other	263
Less: Valuation allowance	(62,697)
Total Deferred Tax Asset	1,901

Deferred Tax Liabilities:
Net unrealized gain on investment securities (tax basis)	1,901
Total Deferred Tax Liability	1,901
Net Deferred Tax Asset (Liability)	$ —
With regard to its investments in MLPs, the Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held, and to estimate their associated deferred tax benefit/liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/liability which may have a material impact on the Fund’s NAV. Realization of the deferred tax assets and carryforwards are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards.
At May 31, 2021, the Fund had estimated net operating loss carryforwards available for federal income tax purposes of $43,368. Prior to the passing of the Coronavirus Aid, Relief, and Economic Stability Act (“CARES Act”), Net Operating Losses (“NOLs”) were subject to the Tax Cuts and Jobs Act (“TCJA”). The TCJA established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. The CARES Act delays the application of the 80% net operating loss limitation to tax years ending November 31, 2022 and beyond. In addition, the CARES Act revised the TCJA language from “NOLs arising in taxable years ending after December 31, 2017” to

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2021
“NOLs arising in taxable year beginning after December 31, 2017” regarding carryforward periods. Any net operating losses generated in fiscal years ending prior to December 31, 2018 can be carried back 2 years and carried forward 20 years. The Fund’s NOL of $43,368 will expire between 2036 and 2038 and are not subject to any of the aforementioned limitations. Additionally, as of May 31, 2021, the Fund had capital loss carryforwards of $240,955 which may be carried back for 3 years and carried forward for 5 years and will expire between 2020 through 2025.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s tax years, November 30, 2017, November 30, 2018, November 30, 2019 and November 30, 2020 remain subject to examination by tax authorities in the United States. Currently, the Fund is not under IRS examination. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
At May 31, 2021, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held is as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$19,168	$9,210	$(891)	$8,319
The differences between the book basis and tax basis of unrealized appreciation (depreciation) and the cost of investments is primarily attributable to MLP earnings and basis adjustments.
Note 6. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not concentrate in the sector. The performance of the securities in the energy sector may lag the performance of other industries or the broader market as a whole.
The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2021
Note 7. Borrowings
($ reported in thousands)
Effective November 17, 2020, the Fund entered into a secured margin loan agreement with a commercial bank (after repaying borrowings under a separate credit agreement). Cash borrowings are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. For the period ended May 31, 2021, interest was charged at LIBOR plus an additional percentage rate on the amount borrowed. The Fund utilized margin financing at an average interest rate of 1.07% and with an average daily borrowing balance during that period of $3,769. For the period ended May 31, 2021, the interest costs related to borrowing amounted to $20 and are included within the “Interest expense on borrowings” on the Statement of Operations.
Outstanding Borrowings	Interest Rate
$4,000	1.04%
Note 8. Fixed Rate Mandatory Redeemable Preferred Shares
On February 8, 2017, the Fund issued 1,400,000 Mandatory Redeemable Preferred Shares (“MRP Shares”) in two series each with a liquidation preference of $25.00 per share. Proceeds from the issuances were used to reduce the size of the Fund’s outstanding loan under its credit agreement and to make additional investments.
On March 31, 2020, the Fund voluntarily redeemed all 400,000 of its outstanding Series A MRP Shares, at liquidation preference of $10,000,000, and all 1,000,000 of its outstanding Series B MRP Shares, at liquidation preference of $25,000,000, in each case plus any accumulated but unpaid dividends.
The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and were amortized over the respective life of each series of MRP Shares. Amortization expense of these deferred offering costs of $364,341 is included under the caption “Amortization of offering costs on mandatory redeemable preferred shares” on the Statement of Operations.
Note 9.  Indemnifications
Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Capital Transactions
At May 31, 2021, the Fund had one class of common stock, par value $0.01 per share, of which 100,000,000 shares are authorized and 2,623,355 shares are outstanding.
Effective the NYSE market close on November 6, 2020, the Fund implemented a 1-for-10 reverse stock split, and the Fund’s shares began trading on a split-adjusted basis under a

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2021
new CUSIP number (26433F207). The net effect of the Fund’s reverse stock split was to decrease the number of the Fund’s outstanding common shares and increase the net asset value per common share by a proportionate amount. While the number of the Fund’s outstanding common shares declined, neither the Fund’s holdings nor the total value of shareholders’ investments were affected. Immediately after the reverse stock split, each common shareholder held the same percentage of the Fund’s outstanding common shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Capital share activity referenced on the Statement of Changes in Net Assets, and per share data, including the proportionate impact to market price, in the Financial Highlights table have been restated to reflect the reverse stock split.
Note 11. Regulatory Matters and Litigation
From time to time, the Fund, the Adviser, DPIM, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Fund, the Adviser and DPIM believe that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 12. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following is the only subsequent event requiring recognition or disclosure in these financial statements.
Following the close of business on the New York Stock Exchange (NYSE) on June 25, 2021 (the “Merger Date”), the Fund was merged with and into Virtus Duff & Phelps Select MLP and Energy Fund (the “Acquiring Fund”), a series of Virtus Alternative Solutions Trust, as described in the Prospectus/Proxy Statement dated April 16, 2021, and approved by the Fund’s shareholders. Shareholders of the Fund at the time of the merger received 1.080565 newly issued Class I shares of the Acquiring Fund equal in value to each share they held of the Fund, based upon the respective net asset values of the Fund ($9.4704) and the Acquiring Fund ($8.7643) calculated on the Merger Date, and the Fund was subsequently dissolved. The Reorganization was accomplished by a tax-free exchange of shares. The Fund’s investments were transferred at fair market value to the Acquiring Fund on the merger date.
In preparation for the merger, the Fund ceased trading on the NYSE after the close of business on June 21, 2021, and on June 23, 2021, repaid its borrowings in full and terminated the borrowing agreement.

CERTIFICATION
The Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
PROXY VOTING INFORMATION (FORM N-PX)
The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

Results of Annual Meeting of Shareholders (Unaudited)
The Annual Meeting of Shareholders of Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) was held on May 19, 2021. The meeting was held for purposes of approving the reorganization of the Fund into Virtus Duff & Phelps Select MLP and Energy Fund, a series of Virtus Alternative Solutions Trust (the “Reorganization”), and electing three (3) nominees to the Board of Directors. The results were as follows:
Approval of Reorganization	Votes For	Votes Against	Votes Abstaining
	1,540,324	26,878	17,119
Election of Directors	Votes For	Votes Withheld
Connie D. McDaniel	2,185,140	70,842
Philip R. McLoughlin	2,180,858	75,124
George R. Aylward	2,182,327	73,655
Based on the foregoing, Connie D. McDaniel, Philip R. McLoughlin and George R. Aylward were re-elected to the Board of Directors. The Fund’s other Directors who continued in office are Donald C. Burke, Sidney Harris, John Mallin, Geraldine M. McNamara, James M. Oates*, James B. Rogers, Jr., R. Keith Walton, and Brian T. Zino. Further, the Fund was reorganized into Virtus Duff & Phelps Select MLP and Energy Fund, a series of Virtus Alternative Solutions Trust, following the close of business on June 25, 2021.
* Mr. Oates resigned for personal reasons on June 30, 2021

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
101 Munson Street
Greenfield, MA 01301-9668
Board of Directors
George R. Aylward
Donald C. Burke
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James B. Rogers, Jr.
R. Keith Walton
Brian T. Zino
William R. Moyer, Advisory Member
Officers
George R. Aylward, President and Chief Executive Officer
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Alternative Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare
P.O. Box 505005
Louisville, KY 40233-5005
Fund Counsel
Sullivan & Worcester LLP
1666 K Street, NW
7th Floor
Washington, DC 20006
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

c/o Computershare Investor Services
P.O. Box 505005
Louisville, KY 40233-5005
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8567	07-21

Item 2. Code of Ethics.

Response not required for semi-annual report.

Item 3. Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Response not required for semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)  Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                 Duff & Phelps Select MLP and Midstream Energy Fund Inc.

By (Signature and Title)*         /s/ George R. Aylward

                                                 George R. Aylward, President and Chief Executive Officer

                                                 (principal executive officer)

Date 8.5.21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ George R. Aylward

                                                 George R. Aylward, President and Chief Executive Officer

                                                 (principal executive officer)

Date 8.5.21

By (Signature and Title)*         /s/ W. Patrick Bradley

                                                 W. Patrick Bradley, Executive Vice President,

                                                 Chief Financial Officer and Treasurer

                                                 (principal financial officer)

Date 8.5.21

* Print the name and title of each signing officer under his or her signature.